SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 24, 2002

VESTIN FUND II, LLC
(Exact name of registrant as specified in its charter)

NEVADA	333-52484	88-0481336
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2901 El Camino Avenue, Suite 206, Las Vegas 89102
(Address of principal executive offices)       (Zip Code)

Registrant’s telephone number, including area code (702) 227-0965

ITEM 4. CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.
ITEM 7. EXHIBITS.
SIGNATURE
EXHIBIT 16.1

ITEM 4. CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.
ITEM 7. EXHIBITS
SIGNATURE

ITEM 4. CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

Effective April 18, 2002, Vestin Fund II, LLC (the “Company”) approved the engagement of Ernst & Young LLP as its independent accountants for the year ending December 31, 2002 to replace the firm of Grant Thornton LLP, which was dismissed as the independent accountants of the Company effective April 18, 2002. The Company’s sole managing member, Vestin Mortgage, Inc., recommended the change of the independent accountants.

The reports of Grant Thornton on the Company’s financial statements for the fiscal year ended December 31, 2001 and the period from December 7, 2000 (date of inception) through December 31, 2000, did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or application of accounting principles.

In connection with the above-referenced audits of the Company’s financial statements, there were no disagreements with Grant Thornton on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Grant Thornton would have caused Grant Thornton to make reference to the matter in their report.

The Company has provided Grant Thornton with a copy of this report on Form 8-K and has requested Grant Thornton to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated April 24, 2002, is filed as Exhibit 16.1 to this Form 8-K.

ITEM 7. EXHIBITS.

Exhibit 16.1      Letter on Change in Certifying Accountant

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VESTIN FUND II, LLC

By:	Vestin Mortgage, Inc., its sole manager

/s/ Lance K. Bradford

Lance K. Bradford Director, Secretary and Treasurer (Chief Financial Officer of the Manager)

2